                          AGREEMENT AND PLAN OF MERGER



                                  By and Among



                   POLISH TELEPHONES AND MICROWAVE CORPORATION
                        d/b/a TELSCAPE INTERNATIONAL, LTD.


                                ORION NEWCO, INC.


                            ORION COMMUNICATIONS, INC.





                                 ----------------
                                 ----------------
                                 ----------------


                                   July 26, 1996

                                TABLE OF CONTENTS
                                      TO
                     AGREEMENT AND PLAN OF REORGANIZATION

ARTICLE/SECTION/SUBJECT                                          PAGE

INTRODUCTION AND RECITALS                                          1


                                   ARTICLE I

                     THE MERGER; THE CONVERSION OF SECURITIES

1.1    (a)     THE MERGER                                          2
       (b)     CLOSINGS                                            2
1.2    MERGER CONSIDERATION; CONVERSION AND CANCELLATION OF
            COMPANY COMMON STOCK                                   2
1.3    EFFECT OF THE MERGER                                        8
1.4    CERTIFICATE OF INCORPORATION; BYLAWS                        8
1.5    DIRECTORS AND OFFICERS                                      8
1.6    EXCHANGE AND SURRENDER OF CERTIFICATES                      8


                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

2.1    REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE
            STOCKHOLDERS                                           9
       (a)    AUTHORIZATION                                        9
       (b)    STOCKHOLDER AUTHORITY                                9
       (c)    ORGANIZATION; SUBSIDIARIES                          10
       (d)    MINUTE BOOKS                                        10
       (e)    CAPITALIZATION                                      10
       (f)    FINANCIAL STATEMENTS                                10
       (g)    OWNED REAL PROPERTY                                 11
       (h)    LEASED REAL PROPERTY; TENANCIES                     11
       (i)    TITLE                                               11
       (j)    FIXED ASSETS; CONDITION OF ASSETS                   12
       (k)    INTELLECTUAL PROPERTY                               13
       (l)    ACCOUNTS RECEIVABLE                                 14
       (m)    ACCOUNTS PAYABLE                                    14
       (n)    ABSENCE OF UNDISCLOSED LIABILITIES                  14
       (o)    ABSENCE OF CERTAIN CHANGES OR EVENTS                14
       (p)    AGREEMENTS                                          16
       (q)    NON CONTRAVENTION; CONSENTS                         16
       (r)    EMPLOYEE BENEFIT PLANS                              17
       (s)    LABOR RELATIONS                                     17
       (t)    INSURANCE                                           18

ARTICLE/SECTION/SUBJECT                                          PAGE

       (u)    TAX MATTERS                                         18
       (v)    COMPLIANCE WITH APPLICABLE LAW                      19
       (w)    LITIGATION                                          19
       (x)    PERMITS                                             20
       (y)    UNLAWFUL PAYMENTS                                   20
       (z)    WARRANTIES                                          20
       (aa)   OFFICERS, DIRECTORS AND EMPLOYEES                   21
       (bb)   LOANS TO OR FROM AFFILIATES                         21
       (cc)   CLIENTS, VENDORS, SUPPLIERS AND SERVICE PROVIDERS   21
       (dd)   BOOKS AND RECORDS                                   21
       (ee)   BANK ACCOUNTS                                       21
       (ff)   AGREEMENTS WITH AFFILIATES                          21
       (gg)   ACCURACY OF INFORMATION FURNISHED                   21
2.2    REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS             22
       (a)    TITLE TO THE SHARES                                 22
       (b)    INVESTMENT PURPOSE                                  22
       (c)    RECEIPT OF INFORMATION                              22
2.3    REPRESENTATIONS AND WARRANTIES OF TELSCAPE                 22
       (a)    AUTHORIZATION                                       23
       (b)    ORGANIZATION                                        23
       (c)    CAPITALIZATION                                      23
       (d)    NON CONTRAVENTION; CONSENTS                         23
       (e)    LITIGATION                                          24
       (f)    ACCURACY OF INFORMATION FURNISHED                   24
       (g)    COMPLIANCE WITH APPLICABLE LAW                      24
2.4    SURVIVAL OF REPRESENTATIONS AND WARRANTIES                 25


                                 ARTICLE III

                                  COVENANTS

3.1    COVENANTS OF THE COMPANY AND THE STOCKHOLDERS              25
       (a)    NOTIFICATION                                        25
       (b)    ADDITIONAL FINANCIAL STATEMENTS                     25
       (c)    ADDITIONAL SUMMARIES OF ACCOUNTS AND NOTES
                   RECEIVABLE                                     25
       (d)    ADDITIONAL SUMMARIES OF ACCOUNTS PAYABLE            26
       (e)    CONDUCT OF BUSINESS; CERTAIN COVENANTS              26
       (f)    PROPOSALS; OTHER OFFERS                             28
       (g)    BEST EFFORTS AND COOPERATION; FURTHER ASSURANCES    29
       (h)    ACCESS TO ADDITIONAL AGREEMENTS AND INFORMATION     29
3.2    COVENANTS OF TELSCAPE COMPANIES                            29
       (a)    NOTICE OF DEFAULTS                                  29
       (b)    THIRD PARTY CONSENTS                                30

ARTICLE/SECTION/SUBJECT                                          PAGE

       (c)    BEST EFFORTS AND COOPERATION; FURTHER ASSURANCES    30
       (d)    ACCESS TO ADDITIONAL INFORMATION AND AGREEMENTS     30
       (e)    CONFIDENTIALITY                                     30
3.3    GOVERNMENTAL FILINGS AND CONSENTS                          30
3.4    PUBLICITY                                                  30
3.5    RIGHT TO INVESTIGATE                                       31
       (a)     OBLIGATION OF THE COMPANY AND THE STOCKHOLDERS     31
       (b)     EFFECTIVENESS OF REPRESENTATIONS NOTWITHSTANDING
                   INVESTIGATION                                  31


                                  ARTICLE IV

                                  CONDITIONS

4.1    CONDITIONS TO OBLIGATIONS OF TELSCAPE COMPANIES            31
       (a)    NO MATERIAL ADVERSE CHANGE                          31
       (b)    COPIES OF RESOLUTIONS                               32
       (c)    OPINION OF COMPANY'S AND STOCKHOLDERS' COUNSEL      32
       (d)    ACCURACY OF REPRESENTATIONS AND WARRANTIES;
                   PERFORMANCE OF COVENANTS                       32
       (e)    DELIVERY OF OFFICERS' CERTIFICATES                  32
       (f)    DELIVERY OF STOCK CERTIFICATES                      32
       (g)    CONSENTS AND WAIVERS                                32
       (h)    LITIGATION                                          32
       (i)    DELIVERY OF DOCUMENTS AND OTHER INFORMATION         33
4.2    CONDITIONS TO OBLIGATIONS OF THE COMPANY AND THE
            STOCKHOLDERS                                          33
       (a)    COPIES OF RESOLUTIONS                               33
       (b)    OPINION OF COUNSEL TO TELSCAPE                      33
       (c)    ACCURACY OF REPRESENTATIONS AND WARRANTIES;
                   PERFORMANCE OF COVENANTS                       33
       (d)    DELIVERY OF OFFICERS' CERTIFICATES                  33
       (e)    STOCK CERTIFICATES                                  34
       (f)    CONSENTS AND WAIVERS                                34
       (g)    LITIGATION                                          34


                                  ARTICLE V

                           INDEMNIFICATION AND CLAIMS

5.1    Indemnification by the Company and the Stockholders        34
5.2    Claims Against Indemnified Party                           35
5.3    Right of Offset                                            35
5.4    Indemnification by Telscape and Newco                      35
5.5    Claims Against the Stockholders                            36
5.6    Right of Offset                                            36

ARTICLE/SECTION/SUBJECT                                          PAGE


                                  ARTICLE VI

         TERMINATION AND REMEDIES FOR BREACH OF THIS AGREEMENT

6.1    TERMINATION BY MUTUAL AGREEMENT                            36
6.2    TERMINATION FOR FAILURE TO CLOSE                           36
6.3    TERMINATION BY OPERATION OF LAW                            37
6.4    TERMINATION FOR FAILURE TO PERFORM COVENANTS OR CONDITIONS 37
6.5    EFFECT OF TERMINATION OR DEFAULT; REMEDIES                 37
6.6    REMEDIES; SPECIFIC PERFORMANCE                             37


                                 ARTICLE VII

                                MISCELLANEOUS

7.1    Fees and Expenses                                          38
7.2    Modification, Amendments and Waiver                        38
7.3    Assignment                                                 38
7.4    Burden and Benefit                                         38
7.5    Brokers                                                    38
7.6    Entire Agreement                                           39
7.7    Governing Law                                              39
7.8    Notices                                                    39
7.9    Counterparts                                               40
7.10   Rights Cumulative                                          40
7.11   Severability of Provisions                                 40
7.12   Headings                                                   40

                          LIST OF EXHIBITS AND SCHEDULES
                                       TO
                       AGREEMENT AND PLAN OF REORGANIZATION

EXHIBITS:

    Exhibit 4.1(c):    Form of Opinion of Counsel to Company and Stockholders
    Exhibit 4.2(b):    Form of Opinion of Counsel to Telscape

SCHEDULES:

    Schedule 1.0       Stockholders of the Company
Schedule 2.1(c):       Organization
Schedule 2.1(e):       Capitalization
Schedule 2.1(h):       Leased Real Property; Tenancies
Schedule 2.1(k):       Intellectual Property
Schedule 2.1(l):       Accounts Receivable
Schedule 2.1(m):       Accounts Payable
Schedule 2.1(p):       Agreements
Schedule 2.1(q):       Non-Contravention; Consents
Schedule 2.1(r):       Employee Benefit Plans
Schedule 2.1(aa)       Officers, Directors and Employees
Schedule 2.1(bb):      Loans to or from Affiliates
Schedule 2.1(cc):      Clients, Vendors, Suppliers and Service Providers
Schedule 2.1(ee):      Bank Accounts

                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is entered into as of this ____ day of July, 1996, by and among Polish Telephones and Microwave Corporation, d/b/a Telscape International, Ltd., a Texas corporation ("Telscape"), Orion Newco, Inc. a Texas corporation and a wholly owned subsidiary of Telscape ("Newco"), Orion Communications, Inc., a Texas corporation (the "Company") and the stockholders of the Company listed on the signature pages of this Agreement (the "Stockholders"). (Telscape and Newco are sometimes referred to in this Agreement as the "Telscape Companies.")

                                   BACKGROUND:

     Upon the terms and subject to the conditions of this Agreement and in accordance with the Texas Business Corporation Act (the "Texas Law"), Newco will merge with and into the Company (the "Merger") and, pursuant to such Merger the issued and outstanding shares of the Common Stock, $0.10 par value per share of the Company (the "Company Common Stock"), will be converted into the right to receive shares of common stock, $0.001 par value per share, of Telscape (the "Telscape Common Stock").

     The Board of Directors of the Company has determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and has approved and adopted this Agreement and the transactions contemplated by this Agreement.

     The Board of Directors of Telscape has determined that the Merger is fair to, and in the best interests of, Telscape and its stockholders and has approved and adopted this Agreement and the transactions contemplated by this Agreement.

     The Board of Directors of Newco has approved and adopted this Agreement and Telscape, as the sole stockholder of Newco, will adopt this Agreement promptly after the execution by the parties.

     For federal income tax purposes, it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").

     THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which all parties mutually acknowledge, the parties, intending to be legally bound, agree as follows:

                                   ARTICLE

                     THE MERGER; THE CONVERSION OF SECURITIES

     1.1     (a)     THE MERGER.  Upon the terms and subject to the conditions
set forth in this Agreement, and in accordance with the applicable provisions of Texas Law, at the Effective Time (as defined in Section 1.3), Newco will be merged with and into the Company. As a result of the Merger, the separate corporate existence of Newco will cease and the Company will continue as the surviving corporation of the Merger (the "Surviving Corporation").


             (b)     CLOSINGS.

                     (i) Unless this Agreement has been terminated pursuant to
Article IV before the Closing Date, and subject to the satisfaction or waiver of the conditions set forth in Article IV, the consummation of the Merger (the "Closing") will take place at the offices of De Martino Finkelstein Rosen & Virga, 1818 N Street, N.W., Washington, D.C. 20036, on August 1, 1996 (but in any event within two business days) after the satisfaction or waiver of the conditions as set forth in Article IV, or at such other date, time, and place as Telscape and the Company agree; provided that the conditions set forth in
Article IV have been satisfied or waived at or prior to such time. The date on which the Closing takes place is referred to as the "Closing Date." As promptly as practicable on the Closing Date, the parties will cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") with the Secretary of State of the State of Texas, in such form as required by, and executed in accordance with the relevant provisions of, Texas Law (the date and time of such filing, or such later date or time agreed upon by Telscape and the Company and set forth in the Certificate of Merger, being the "Effective Time"). For all tax purposes, the Closing will be effective at the end of the day on the Closing Date.

                     (ii) Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.2(a)) and at the Closing (as defined in Section 1.2(a)):

                           (A)     the Telscape Companies will execute and
deliver the other agreements, instruments and documents referred to in Section 4.2; and

                           (B)     the Company will execute and deliver the
other agreements, instruments and documents referred to in Section 4.1.

     1.2 MERGER CONSIDERATION; CONVERSION AND CANCELLATION OF COMPANY COMMON STOCK. At the Effective Time, by virtue of the Merger and without any action on the part of the Telscape Companies, the Company, or their respective stockholders, including, without limitation, the Stockholders:

             (a) subject to the other provisions of this Article I, the outstanding shares of Company Common Stock (or fraction thereof) issued and outstanding immediately prior to the Effective Time will be converted into 400,000 shares of Telscape Common Stock. Telscape Common Stock will be allocated among the Stockholders as set forth on Schedule 1.3(a) hereto (which allocation does not contemplate the issuance of any fractional shares of Telscape's capital stock or warrants to purchase the issuance of any such fractional shares). Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time the outstanding shares of Telscape Common Stock or Company Common Stock have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination, exchange of shares, or similar occurrence, the number of shares of Telscape Common Stock into which the Company Common Stock will be converted will be correspondingly and proportionately adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination, or exchange of shares.

             (b) Notwithstanding any provision of this Agreement to the contrary, each share of Company Common Stock held in the treasury of the Company immediately prior to the Effective Time will be cancelled and extinguished without any conversion thereof and no payment will be made with respect thereto.

             (c) All shares of the Company Common Stock will cease to be outstanding and will automatically be cancelled and retired, and each certificate previously evidencing the Company Common Stock outstanding immediately prior to the Effective Time (other than Company Common Stock described in Section 1.2(b)) (the "Converted Shares") will thereafter represent the right to receive that number of shares of Telscape Common Stock determined in accordance with Section 1.2(a) (the "Merger Consideration"). The holders of certificates previously evidencing Company Common Stock will cease to have any rights with respect to such Company Common Stock except as otherwise provided in this Agreement or by applicable law. Such certificates previously evidencing Company Common Stock will be exchanged for certificates evidencing the whole shares of Telscape Common Stock. No fractional shares of Telscape Common Stock will be issued in connection with the Merger. The determinations of the Board of Directors of Telscape made in good faith shall not be subject to review by anyone, and shall be final, binding and conclusive on all persons ever interested hereunder.

             (d) Each share of common stock, par value $0.10 per share, of Newco issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.10 per share, of the Surviving Corporation.

             (e)     REGISTRATION OF TELSCAPE COMMON STOCK

                     (i) DEFINITIONS. As used in this Section 1.(e), the following terms shall have the meanings set forth below:

                             (1)     The terms "register," "registered" and
"registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement or document.

                             (B)     The term "Registrable Securities" shall
mean: (i) the Telscape Common Stock; and (ii) any other securities of Telscape issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of such Telscape Common Stock referenced in (i) immediately above, excluding in all cases, however, any Registrable Securities sold to the public pursuant to a registration under the Securities Act or an applicable exemption therefrom.

                             (C)     The term "Holder" shall mean and refer to
the holders of the Telscape Common Stock, other than Scott Crist and Mark Vance, issued in accordance with this Agreement.

                     (ii) PIGGY BACK REGISTRATION RIGHTS. If (but without any obligation to do so) Telscape at any time during the two-year period commencing the date hereof proposes to register (including for this purpose a registration effected by Telscape for securityholders other than the Holder) any of its securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S 8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), Telscape shall, each such time, promptly give the Holders written notice of such registration. Upon the written request of the Holders or any of them given within ten (10) days after receipt of such written notice from Telscape, Telscape shall, subject to the provisions of this Section 1(e), cause to be registered under the Securities Act all of the Registrable Securities that the Holder has requested to be registered; and provided further, however, that the Registrable Securities shall be subject to restrictions on transfer for 90 days after the effective date of the subject registration statement. The inclusion of any of the Holder's Registrable Securities in a registration statement filed by Telscape and declared effective by the Securities and Exchange Commission ("SEC") shall be deemed to be the exercise by such Holder of the piggy-back registration rights granted herein to such Holder, and Telscape shall have no further obligations under this Subsection 1(e)(ii).

                     (iii) OBLIGATIONS OF TELSCAPE. Whenever required hereunder to effect the registration of any Registrable Securities, Telscape shall, as expeditiously as reasonably possible:

                             (A)     Prepare and file with the SEC a
registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for at least seven (7) months.

                             (B)     Prepare and file with the SEC such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                             (C)     Furnish to the Holders such numbers of
copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                             (D)     Use its best efforts to register and
qualify the securities covered by such registration statement under the securities laws of such jurisdictions as shall be reasonably requested by the Holders for the distribution of the securities covered by the registration statement, provided that Telscape shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction.

                             (E)     In the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement with terms generally satisfactory to the managing underwriter of such offering.

                             (F)     Notify the Holders, promptly after
Telscape shall have received notice thereof, of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed.

                             (G)     Notify the Holders of any stop order
suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order.

                     (iv) FURNISH INFORMATION. It shall be a condition precedent to the obligations of Telscape to take any action pursuant hereto that the Holder, having chosen to have its Registrable Securities included for registration, shall furnish to Telscape such information regarding the Holder, its Registrable Securities and the intended method of disposition of such securities as shall be required to effect the registration thereof. The Holder shall be required to represent to Telscape that all such information which is given is complete and accurate in all material respects. The Holder shall deliver to Telscape a statement in writing from the beneficial owners of such securities that such beneficial owners bona fide intend to sell, transfer or otherwise dispose of such securities.

                     (v)     EXPENSES.

                             (A)     REGISTRATION EXPENSES.  All expenses
incurred by Telscape in complying with Subsections 1(e)(ii), 1(e)(iii) and 1(e)(iv) hereof, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Telscape, "Blue Sky" fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of Telscape which shall be paid in any event by Telscape) shall be borne by Telscape.


                             (B)     SELLING EXPENSES.  All underwriting
discounts, underwriters' expense allowance, and selling commissions applicable to the sale of Registrable Securities by the Holders and all fees and disbursements of any special counsel (other than Telscape's regular counsel) shall be borne by the Holders of the Registrable Securities so registered pro rata on the basis of the number of Registrable Securities so registered.

                     (vi) UNDERWRITING REQUIREMENTS. All Holders proposing to distribute their Registrable Securities through an underwriting in which

Telscape has proposed or is proposing to participate, shall (together with Telscape and any other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by Telscape. Notwithstanding any other subsection of this Subsection 1(e), at the request of the managing underwriter, the Holder shall delay the sale of Registrable Securities which such Holder has requested be registered hereunder for up to 180 days following the effective date of the registration statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to Telscape and the managing underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall not be withdrawn from such registration except at the election of the Holder.

                     (vii) DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section.

                     (viii) INDEMNIFICATION. In the event that any Registrable Securities are included in a registration statement pursuant hereto:

                             (A)     To the extent permitted by law, Telscape
will indemnify and hold harmless each Holder, the officers, directors and partners of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation by Telscape of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law; and Telscape will reimburse the Holder for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Subsection 1(e)(viii)(A) shall not apply to amounts paid in settlement of any such loss, damage, liability or action if such settlement is effected without the consent of Telscape, nor shall Telscape be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided, however, that Telscape will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Holder or any other Holder, for use in the preparation thereof; and further provided, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the prospectus, such indemnity agreement shall not inure to the benefit of any underwriter or broker, if a copy of the prospectus was not sent or given to such person with or prior to the confirmation of the sale of such securities to such person.

                             (B)     To the extent permitted by law, each
selling Holder will indemnify and hold harmless Telscape, its directors, its officers, any person who controls Telscape within the meaning of the Securities Act or the Exchange Act, any underwriter (within the meaning of the Securities
Act) for Telscape and any person who controls such underwriter against any losses, claims, damages or liabilities (joint or several) to which Telscape or any such director, officer, controlling person, or underwriter or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will reimburse any legal or other expenses reasonably incurred by Telscape or any such director, officer, controlling person, underwriter or controlling person thereof, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Subsection 1(e)(viii)(B) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.

                             (C)     Promptly after receipt by an indemnified
party under this Subsection 1(e)(viii) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 1(e)(viii), notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify an indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Subsection 1(e)(viii), but the omission so to notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Subsection 1(e)(viii).

                     (ix) REPORTS UNDER EXCHANGE ACT. With a view of making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of Telscape to the public without registration, Telscape agrees to:

                             (A)     use its best efforts to make and keep
public information available, as those terms are understood and defined in Rule 144, at all times; and

                             (B)     use its best efforts to file with the SEC
in a timely manner all reports and other documents required of Telscape under the Securities Act and the Exchange Act.

     1.3 EFFECT OF THE MERGER. At the Effective Time, the effect of the Merger will be as provided in the applicable provisions of Texas Law.

     1.4 CERTIFICATE OF INCORPORATION; BYLAWS. At the Effective Time, the articles of incorporation of Newco, as in effect immediately prior to the Effective Time, will be the articles of incorporation of the Surviving Corporation and thereafter will continue to be its articles of incorporation until amended as provided in such articles of incorporation and pursuant to Texas Law. The bylaws of Newco, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation and thereafter will continue to be its bylaws until amended as provided in such bylaws and pursuant to Texas Law.

     1.5 DIRECTORS AND OFFICERS. The directors of the Company immediately prior to the Effective Time will be the directors of the Surviving Corporation, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation, and the officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, each to hold office in accordance with the bylaws of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

     1.6     EXCHANGE AND SURRENDER OF CERTIFICATES.

             (a) As soon as practicable after the Effective Time, each holder of a certificate previously evidencing Company Common Stock will be entitled, upon surrender of such certificate to Telscape or its transfer agent, to receive in exchange for such certificate, a certificate or certificates representing the number of the whole shares of Telscape Common Stock so surrendered have been converted as described in Section 1.3, in such denominations and registered in such names as such holder may request consistent with the provisions of this Agreement. Until so surrendered and exchanged, each certificate previously evidencing Company Common Stock will represent solely the right to receive the whole shares of Telscape Common Stock. Unless and until any such certificates are so surrendered and exchanged, no dividends or other distributions payable to the holders of record of Telscape Common Stock as of any time on or after the Effective Time will be paid to the holders of such certificates previously evidencing Company Common Stock; provided, however, that upon any such surrender and exchange of such certificates, there will be paid to the record holders of the certificates issued and exchanged therefor (i) the amount, without interest, of dividends and other distributions, if any, with a record date on or after the Effective

Time theretofore paid with respect to such whole shares of Telscape Common Stock; and (ii) at the appropriate payment date, the amount of dividends or other distributions or payments, if any, with a record date on or after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such whole shares of Telscape Common Stock. Notwithstanding the foregoing, no party to this Agreement (or Telscape's transfer agent) will be liable to any former holder of Company Common Stock for any cash, Telscape Common Stock, or dividends or distributions delivered to a public official pursuant to applicable abandoned property, escheat, or similar law.

             (b) All of the Telscape Common Stock issued upon the surrender for exchange of certificates previously representing Company Common Stock in accordance with the terms of this Agreement will be deemed to have been issued in full satisfaction of all rights pertaining to such Company Common Stock. At and after the Effective Time, there will be no further registration of transfers on the stock transfer books of the Surviving Corporation of Company Common Stock that was outstanding immediately prior to the Effective Time. If, after the Effective Time, certificates that previously evidenced Company Common Stock are presented to the Surviving Corporation for any reason, they will be cancelled and exchanged as provided in this Article I.


                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

     2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE STOCKHOLDERS. The Company and Scott Crist and Mark Vance (the "Management Stockholders"), jointly and severally, and the remaining Stockholders, severally but not jointly with the other Stockholders, hereby represent and warrant to Telscape as follows:

             (a) AUTHORIZATION. The Company has taken all necessary corporate action and has all the necessary corporate power to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the officers of the Company on its behalf, and assuming that this Agreement is the valid and binding obligation of Telscape, is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (b) STOCKHOLDER AUTHORITY. Each Stockholder represents and warrants that such Stockholder has the ability to consummate the transactions contemplated hereby, that this Agreement has been duly executed and validly delivered by each Stockholder and that this Agreement is the valid and binding obligation of the Stockholders, enforceable against such Stockholders in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (c) ORGANIZATION; SUBSIDIARIES. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. The Company has the corporate power and authority to own and lease its properties and assets and to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation in each jurisdiction where it owns or leases real property or conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. Set forth on Schedule 2.1(c) hereto is a true and correct list of each jurisdiction in which the Company is qualified to do business. The Company does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity.

             (d) MINUTE BOOKS. The Company and the Stockholders have made available to Telscape true, correct and complete copies of certificates of incorporation or equivalent instrument, bylaws or equivalent instruments, minute books, stock certificates and Stock Record Books of the Company. The minute books of the Company contain minutes or consents reflecting all actions taken by the directors (including any committees) and stockholders of each of the Company.

             (e) CAPITALIZATION. The authorized, issued and outstanding shares of capital stock of the Company as of the date hereof is 105,000 shares of common stock, par value $0.10 per share, of which 80,000 are issued and outstanding. The outstanding shares of Company Common Stock have been duly authorized, validly issued and are fully paid and non assessable. The Company hereby represents and warrants that the issued and outstanding shares of Company Common Stock owned by Stockholders are owned free of preemptive rights and free and clear of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, other than restrictions inherent in the exemptions from securities registration or qualification requirements under which the Company Common Stock was issued to the Stockholders. The Company has not issued any shares of capital stock which could give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). As of the date hereof, there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the shares of Company Common Stock subject hereto or any of the unissued shares of capital stock of the Company, and there are no voting trusts, voting agreements, stockholders agreements or other agreements or understandings of any kind whatsoever which relate to the voting of the capital stock of the Company.

             (f) FINANCIAL STATEMENTS. The Company has heretofore delivered to Telscape: (i) an unaudited interim balance sheet of the Company as at June 30, 1996 (the "Balance Sheet") and unaudited interim statements of operations and retained earnings and cash flows for the period ended June 30, 1996, (all of the foregoing, including the notes thereto, may collectively be referred to hereinafter as the "Financial Statements"). The Financial Statements present fairly, in all material respects, the financial position of the Company as of the date indicated and the results of operations and cash flows of the Company for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis. The Company shall deliver to Telscape audited consolidated financial statements as of a date within forty-five days of the Closing with an unqualified opinion thereon issued by an independent certified public accounting firm acceptable to Telscape (the "Audited Financial Statements"). The Audited Financial Statements will reflect aggregate liabilities not in excess of $200,000, cash and cash equivalents in excess of $450,000 and stockholders' equity in excess of $450,000.

             (g) OWNED REAL PROPERTY. The Company does not own (of record or beneficially), nor does it have any interest in, any real property other than the leased real property set forth below. Except for such leased real property and any easements or rights of way for the benefit of the Company which are appurtenant thereto, the Company does not own any real property.

             (h) LEASED REAL PROPERTY; TENANCIES. The Company has delivered to Telscape true, correct and complete copies of all leases and subleases (the "Real Property Leases") with respect to real property leased by the Company as lessee and used in the conduct of its business or otherwise (the "Leased Real Property"). Except as set forth on Schedule 2.1(h), the Company is not required pursuant to the provisions of any of the Real Property Leases or otherwise to obtain the consent of any lessor with respect to the Leased Real Property prior to or in connection with consummation of the transactions contemplated hereby and the Company is not in default under nor, to the best knowledge of the Company and the Management Stockholders, is any third party in default under any of the Real Property Leases. There are no subleases or subtenancies for any part of the Leased Real Property that shall remain in effect after the Closing Date and, to the best knowledge of the Company and the Management Stockholders, there is no third party which has any right to purchase, use or otherwise possess all or any part of the Leased Real Property.

             (i) TITLE. The Company: (i) holds a valid and enforceable leasehold interest in the Leased Real Property; and (ii) owns good and marketable title to all of the assets and properties reflected on the Balance Sheet or purchased by the Company after the date thereof (other than supplies consumed or assets or properties sold in the ordinary course of business subsequent to the date thereof). To the best knowledge of the Company and the Management Stockholders, the Real Property Leases are leased free of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (A) as stated in the Financial Statements or the Audited Financial Statements; (B) for liens for taxes or assessments not yet due and payable or which are being contested by the Company in good faith; (C) for minor liens imposed by law for sums not yet due or which are being contested by the Company in good faith; and
(D) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract from the value of the Leased Real Property subject thereto or which do not impair the operations of the Company or affect the present use of the Leased Real Property. To the best knowledge of the Company and the Management Stockholders, there is no condemnation or eminent domain proceeding pending or threatened against the Leased Real Property (or any part thereof). The Company has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of the Leased Real Property (or any part thereof), whether temporarily or permanently, for easements, rights of way or other public or quasi public purposes or for any other purpose whatsoever nor, to the best knowledge of the Company and the Management Stockholders, is there any proceeding pending or threatened which could adversely affect the zoning classification relating to such property or its use by the Company as of the date hereof. The assets reflected on the Balance Sheet and those purchased by the Company after the date thereof are owned free of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (A) as stated in the Financial Statements; (B) for liens for taxes or assessments not yet due and payable or which are being contested by the Company in good faith; (C) for minor liens imposed by law for sums not yet due or which are being contested by the Company in good faith; and
(D) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract in any material respect from the value of any of the assets subject thereto or which do not impair the operations of the Company in any material respect or affect the present use of the assets in any material respect. The Company has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of any of the Company's assets, whether temporarily or permanently, for any purpose whatsoever, nor is there any proceeding pending or, to the best knowledge of the Management Stockholders, threatened which could adversely affect any asset owned or used by the Company as of the date hereof.

             (j) FIXED ASSETS; CONDITION OF ASSETS. To the best knowledge of each of the Company and the Management Stockholders, the Real Property Leases and all other documents and agreements pursuant to which the Company has obtained the right to use or occupy any real property, personal property or assets, are valid and enforceable in all respects in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. To the best knowledge of the Company and the Management Stockholders, all permits and authorizations related to the location or operation of the business of the Company are in good standing and are valid and enforceable in all respects in accordance with their respective terms. To the best knowledge of the Company and the Management Stockholders, there is not, under any of the foregoing instruments, documents or agreements, any existing material default, nor is there any event which, with notice or lapse of time or both, would constitute a default, which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company or materially adversely affect its use of the Leased Real Property or the title to its assets. To the best knowledge of each of the Company and Management Stockholders, the Company is not in violation of and has complied with all applicable zoning, building or other codes, statutes, regulations, ordinances, notices and orders of any governmental authority with respect to the occupancy, use, maintenance, condition, operation and improvement of the Leased Real Property or assets, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. To the best knowledge of each of the Company and the Management Stockholders, the Company's use of any improvements for the purposes for which any of the Leased Real Property or assets are being used as of the date hereof does not violate any such code, statute, regulation, ordinance, notice or order. To the best knowledge of each of the Company and Management Stockholders, the Company possesses all licenses, certificates of occupancy, permits and authorizations required to be obtained by the Company with respect to the Company's operation and maintenance of the Leased Real Property or assets for all uses for which such property is or assets are operated or used by the Company as of the date hereof, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. All of the property or assets owned or leased by the Company is in good operating condition and repair, subject to normal wear and use and each is usable in a manner consistent with current use by the Company.


             (k)     INTELLECTUAL PROPERTY.

                     (i) Schedule 2.1(k) hereto sets forth a true, correct and complete list (including where applicable, the date of registration and the serial or registration number) of all registered and unregistered trademarks, service marks and trade names (including any applications for the same), trade secrets, registered and unregistered copyrights, and computer programs and software (whether or not protected by patent, copyright or otherwise) which are owned by, licensed by, used in or are material to the business of the Company (the "Intellectual Property"). With respect to each of the foregoing items, there is listed on Schedule 2.1(i) hereto the following: (A) the extent of the Company's interest therein; (B) each agreement and all other documents evidencing the Company's interest therein; (C) the extent of the interest of any third party therein; and (D) each agreement and all other documents evidencing the interest of any third party therein.

                     (ii) Except as set forth on Schedule 2.1(k) hereto, the Company's right, title or interest in the Intellectual Property is free and clear of adverse claims, liens, mortgages, charges, security interests and encumbrances or other restrictions or limitations of any kind whatsoever.

                     (iii) The Company has not committed any acts of unfair competition or directly, indirectly, contributorily or by inducement, infringed upon any patent, trademark, service mark, trade name, copyright, computer program or software, or any other intellectual property, nor, to the best knowledge of the Company, has the Company misappropriated any of the foregoing from any other person or entity or received from any other person or entity any notice, charge, claim or other assertion with respect thereto.

                     (iv) The Company has not sent or otherwise communicated to any other person or entity any notice, charge, claim or other assertion of, nor has the Company any knowledge of, any present, impending or threatened infringement upon any of the Intellectual Property by any other person or entity, or misappropriation of any of the foregoing by any other person or entity, or any commission of acts of unfair competition by any other person or entity.

             (l) ACCOUNTS RECEIVABLE. The Company has delivered the Balance Sheet which accurately, correctly and completely reflects the aggregate amount of Accounts Receivable at the respective dates thereof. All of the Accounts Receivable are valid, arose out of bona fide transactions in the ordinary course of business, and are the valid and binding obligations of and are enforceable against the respective account debtors thereunder, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect. The Accounts Receivable have: (i) been collected; (ii) are collectible in the ordinary course of business; or (ii) have been adequately reserved for in accordance with generally accepted accounting principles consistently applied. There is no contest, claim or right of set off contained in any written agreement with any account debtor relating to the amount or validity of any Account Receivable. Since June 30, 1996, to the best knowledge of the Company and the Management Stockholders, there has been no event that could materially increase the ratio of uncollectible Accounts Receivable ("Uncollectible Receivables") to the Accounts Receivable or cause the Company's reserve, if any, for Uncollectible Receivables to be inadequate.

             (m) ACCOUNTS PAYABLE. The Company has delivered the Balance Sheet which accurately, correctly and completely reflect the aggregate amount of Accounts Payable at the respective dates thereof. There have been no material changes in the Accounts Payable since such date other than those incurred in the ordinary course of the conduct of the Business consistent with past practices. All of the Accounts Payable are current (within 30 days), arose out of bona fide transactions in the ordinary course of business, and are the valid and binding obligations of and are enforceable against the Company, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect.

             (n) ABSENCE OF UNDISCLOSED LIABILITIES. Other than as set forth on the Balance Sheet, the Company has not had and does not have any indebtedness, loss or liability of any nature whatsoever (other than those incurred in the ordinary course of business), whether accrued, absolute, contingent or otherwise and whether due or become due, which is material to the assets, business or operations of the Company.

             (o) ABSENCE OF CERTAIN CHANGES OR EVENTS. The Company has not, except as expressly set forth in this Agreement, since June 30, 1996:

                     (i) issued, sold, granted or contracted to issue, sell or grant any of its stock, notes, bonds, other securities or any option to purchase any of the same;

                     (ii) amended its certificate of incorporation or bylaws;

                     (iii) made any capital expenditures or commitments for the acquisition or construction of any property, plant or equipment other than in the ordinary course of business of the Company;

                     (iv) entered into any material transaction in any way inconsistent with the past practices of its business or conducted its business in any manner inconsistent with its past practices;

                     (v) incurred any damage, destruction or any other loss to any of its property or assets in an aggregate amount exceeding Ten Thousand Dollars ($10,000) whether or not covered by insurance;

                     (vi) suffered any loss in an aggregate amount exceeding Ten Thousand Dollars ($10,000) and, neither the Company nor the Management Stockholders has become aware of any intention on the part of any client, dealer or supplier to discontinue its current relationship with the Company, the loss or discontinuance of which, alone or in the aggregate, could have a material adverse effect on the Company's business, assets, operations, earnings, prospects or condition (financial or otherwise);

                     (vii) modified, amended or altered any contractual arrangement with any client, dealer or supplier, the modification, amendment or alteration of which, alone or in the aggregate, could have a material adverse effect on the Company's business, assets, operations, earnings, prospects or conditions (financial or otherwise);

                     (viii) incurred any material liability or obligation (absolute or contingent) or made any material expenditure other than in the ordinary course of business of the Company;

                     (ix) experienced any material adverse change in the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company or experienced or have knowledge of any event which could have a material adverse effect on the business, assets, operations, earnings, or condition (financial or otherwise) of the Company;

                     (x) declared, set aside or paid any dividend or other distribution in respect of the capital stock of the Company;

                     (xi) redeemed, repurchased, or otherwise acquired any of its capital stock or securities convertible into or exchangeable for its capital stock or entered into any agreement with respect to any of the foregoing;

                     (xii) granted, conveyed, transferred, assigned or made any sale of Accounts Receivable or any accrual of liabilities outside of the ordinary course of its business;

                     (xiii) granted, conveyed, transferred, assigned or made any sale of any material interest in the Intellectual Property;

                     (xiv) purchased, disposed of or contracted to purchase or dispose of, or granted or received an option or any other right to purchase or sell, any of its property or assets, except in the ordinary course of business;

                     (xv) increased the rate of compensation payable or to become payable to the officers or employees of the Company, or increased the amounts paid or payable to such officers or employees under any bonus, insurance, pension or other benefit plan, or made any arrangements therefor with or for any of said officers or employees except for increases consistent with the Company's ordinary course of business or increases resulting from the application of existing formulas under existing plans, agreements or policies relating to employee compensation;

                     (xvi) adopted or amended any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of its employees, except as otherwise required or permitted herein; or

                     (xvii) changed any material accounting principle, procedure or practice followed by the Company or changed the method of applying such principle, procedure or practice.

             (p) AGREEMENTS. The Company has heretofore delivered to Telscape and Newco true, correct and complete copies of all contracts, agreements and other instruments material to the business or operation of the Company, including without limitation, those to which the Company is a party and those by which any of its property or assets are bound. Other than the materials heretofore delivered to Telscape and Newco, there is no contract or agreement to which the Company or any Stockholder is a party or which affects the assets, liabilities or outstanding securities of the Company, which is material to the business or operation of the Company. None of the foregoing agreements limit the freedom of the Company to compete in any line of business or with any person or other entity in any geographic region within or outside of the United States of America.

     Neither the Company, the Management Stockholders, nor any third party, to the best knowledge of the Company and the Management Stockholders, is in material default and no event has occurred which, with notice or lapse of time or both, could cause or become a material default by the Company, any Management Stockholder or any third party under any contract, agreement, document or instrument to which the Company or any Management Stockholder is a party which is material to the business or operations of the Company. Each contract, agreement, document or instrument to which the Company or the Management Stockholders is a party which is material to the business or operations of the Company is enforceable, in accordance with its terms, against all other parties thereto, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (q) NON CONTRAVENTION; CONSENTS. Neither the execution and delivery of this Agreement by each of the Company and the Management Stockholders, nor consummation of the transactions contemplated hereby, does or will: (i) violate or conflict with any provision of the articles of incorporation or bylaws of the Company; (ii) violate or, with the passage of time, result in the violation of any provision of, or result in the acceleration of or entitle any party to accelerate any obligation under, or result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the property or assets, which are material to the business or operation of the Company, pursuant to any provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which the Company is a party or by which it or any of such property or assets are bound, the effect of which violation, acceleration, creation or imposition could have a material adverse effect on the business, assets, operations, earnings, prospects (financial or otherwise) of the Company; (iii) violate or conflict with any other restriction of any kind whatsoever to which the Company or the Stockholders are subject or by which any of their properties or assets may be bound, the effect of any of which violation or conflict could have a material adverse effect on the business, assets, operations, earnings or prospects (financial or otherwise) of the Company; or (iv) constitute an event permitting termination by a third party of any agreement to which either the Company or the Management Stockholders are party or are subject, which termination could have a materially adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. To the best knowledge of the Company and the Management Stockholders, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement and consummation of the transactions contemplated hereby by the Company or the Management Stockholders.

             (r) EMPLOYEE BENEFIT PLANS. Schedule 2.1(r) sets forth a true, correct and complete list of all "employee benefit plans" as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Benefit Plans") covering the employees of the Company (the "Employees"). Each Benefit Plan is in compliance in all material respects with all applicable provisions of law, including ERISA and the Internal Revenue Code of 1986, as amended (the "Code"). There are no pending or, to the knowledge of the Company and the Management Stockholders, threatened claims against any Benefit Plan (except for claims for benefits payable in the normal operation of the Benefit Plans) that could give rise to any material liability to the Company. All material reports, notices and returns required to be filed with any governmental agency or provided to any person or entity with respect to the Benefit Plans have been timely filed. The Company has never had and does not now have any Benefit Plan that is an employee pension plan (as defined in Section 3(2) of ERISA) nor does the Company contribute to any multiemployer pension or multiemployer welfare benefit plan (within the meaning of Section 3(37) of ERISA).

             (s) LABOR RELATIONS. There are no agreements with or pending petitions for recognition of any labor union or association as the exclusive bargaining agent for any or all of the employees of the Company and no such petition has been pending at any time during the two years prior to the date hereof. There has not been any organizing effort by any union or other group seeking to represent any employees of the Company as its exclusive bargaining agent at any time during the two years prior to the date hereof. There are no labor strikes, work stoppages or other labor disputes now pending or, to the best knowledge of the Company or the Management Stockholders, threatened against the Company, nor has there been any such labor strike, work stoppage or other labor dispute or grievance at any time during the two years prior to the date hereof. Neither the Company nor the Management Stockholders has any knowledge that any executive, key employee or any group of employees of the Company has any plans to terminate his/her employment with the Company.

             (t) INSURANCE. The Company has heretofore delivered to Telscape and Newco true, correct and complete list of all insurance policies or binders of insurance or programs of self insurance which relate to the business of the Company. The coverage under each such policy and binder is in full force and effect. Neither the Company nor the Management Stockholders has any knowledge of nor has the Company or the Management Stockholders received any notice of cancellation, termination, nonrenewal or disallowance of any claim thereunder or with respect thereto. Neither the Company nor the Management Stockholders has any knowledge of any facts or the occurrence of any events which could form the basis of any claim against the Company relating to its business, assets, properties or operations which could increase the insurance premiums payable by the Company under such policy or binder in excess of normal increases consistent with industry practices.

             (u) TAX MATTERS. The Company is not a member of an affiliated group, within the meaning of Section 1504 of the Code (an "Affiliated Group"). The Company has filed when due and will file if and when due prior to the Closing Date (after giving effect to any extensions granted by the requisite legal or regulatory authority) all returns, reports, elections, estimates, declarations, schedules, forms and other documents ("Tax Returns") relating to taxes required to be filed by the Code or by any applicable federal, state, county, municipal, local, foreign or other laws, including, without limitation, consolidated, combined or unitary returns, for any taxable period ending prior to or on the Closing Date (the "Pre Closing Tax Period"). The taxable year of the Company for federal and state income and business tax purposes currently ends on February ___ of each year. All taxes shown on any Tax Return required to be filed with respect to the Company for any Pre Closing Tax Period have been, or will have been, paid or accrued prior to the Closing. The Company has fully accrued on its books all taxes for any periods which are not yet due. No tax liens have been filed, and no material claims have been or are being asserted or proposed, against the Company with respect to any taxes. No Tax Returns of the Company have been audited in the past five years by any taxing authority, no deficiencies or claims have been proposed, assessed or claimed (including interest and penalties) against the Company which have not been paid or accrued, and the Company has not waived or extended any statute of limitations with respect to the assessment of any taxes, which waiver or extension has not yet expired by its terms. There are no suits, actions, proceedings, claims or investigations now pending against the Company with respect to any taxes. The Company has withheld or collected from each payment made to each of its employees, consultants, contractors and other payees the amount of all taxes (including, but not limited to, federal income taxes, state and local income and wage taxes, payroll taxes, workers' compensation and unemployment taxes) required to be withheld or collected therefrom for all Pre Closing Tax Periods and the Company has timely paid or accrued and reported the same in respect of its employees, consultants, contractors and other payees to the proper tax receiving offices. The Company does not have any liability for any taxes of any nature whatsoever other than as shown on the Balance Sheet (except for liabilities for taxes accruing after the date of such balance sheet in the ordinary course of business) and neither the Management Stockholders nor the Company is aware of any basis for any additional liabilities for taxes for any Pre Closing Tax Period. The reserve for accrued but unpaid taxes for the period ending June 30, 1996 includes adequate provision for all taxes which have been assessed or which will be due and payable by the Company for all Pre Closing Tax Periods. The Company does not file any state or local tax returns on a unitary or combined basis with any other member of an Affiliated Group.
To the extent that any Management Stockholder may incur tax liability in connection with the transactions contemplated hereby, such Management Stockholder, and not the Company, will be responsible for fulfilling any obligations or liabilities with respect thereto. Notwithstanding the foregoing, however, no Stockholder will be responsible for fulfilling any obligation or liability with respect to tax liability incurred in connection with or resulting from an election or action taken by Telscape or Newco on or after the Closing Date.

     The term "taxes" or "tax" as used in this section or referred to elsewhere in this Agreement shall mean all taxes, charges, fees, levies, penalties, or other assessments, including without limitation, income, capital gain, profit, gross receipts, ad valorem, excise, property, payroll, withholding, employment, severance, social security, workers' compensation, occupation, premium, customs duties, windfall profits, sales, use, and franchise taxes, imposed by the United States, or any state, county, local or foreign government or any subdivision or agency thereof, and including any interest, penalties, or additions attributable thereto.

             (v) COMPLIANCE WITH APPLICABLE LAW. The Company has been and is in compliance with all foreign, federal, state and local laws, statutes, ordinances, rules and regulations, except where the failure to comply with which would not materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company or which would subject any officer or director of the Company to civil or criminal penalties or imprisonment. The Company has complied with the rules and regulations of all governmental agencies having authority over its business or its operations, including without limitation, agencies concerned with intra state and interstate commerce, occupational safety and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. None of the Company nor any of the Management Stockholders has any knowledge of or received any notice of violation of any such rule or regulation during the two years prior to the date hereof which could result in any liability of the Company for penalties or damages or which could subject the Company to any injunction or government writ, order or decree. To the best knowledge of each of the Company and the Management Stockholders, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company.

             (w) LITIGATION. There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Company or the Management Stockholders, threatened, which could restrict the Company or the Management Stockholders' ability to perform his respective obligations hereunder or could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company. To the best knowledge of the Company and the Management Stockholders, there are no grounds for or facts, events or circumstances which could form the basis of any such action that could cause or result in any such action, suit, proceeding or investigation or which is probable of assertion. Neither the Company nor the Management Stockholders is in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.

             (x)     PERMITS.  The Company holds all permits, licenses, orders
and approvals of all federal, state or local governmental or regulatory authorities, agencies or bodies required for the conduct and operation of the Company's business as currently conducted, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. All such permits, licenses, orders, and approvals are in full force and effect and no suspension, termination or revocation of any of the foregoing is, to the best knowledge of the Company and the Management Stockholders, threatened.
None of such permits, licenses, orders or approvals will be materially adversely affected by consummation of the transactions contemplated by this
Agreement.   The Company has complied with the rules and regulations of all governmental or other regulatory agencies, authorities, bodies, boards, bureaus, commissions, departments or instrumentalities which regulate, supervise or are in any manner concerned with import and export licenses, occupational safety and employment practices relating to the Company's business, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of the Company. The Company has no knowledge of nor has it received any notice of violation of any of such rules or regulations during the two years prior to the date hereof which would result in any liability of the Company for penalties or damages or which would subject the Company to any injunction or governmental writ, order or decree.

             (y) UNLAWFUL PAYMENTS. Neither the Company, the Management Stockholders, nor to the best knowledge of the Company and the Management Stockholders, any officer, director, employee, agent or representative of the Company (other than the Management Stockholders acting in his/her capacity as any of the foregoing) has made, directly or indirectly, any bribe or kickback, illegal political contribution, payment from corporate funds which was incorrectly recorded on the books and records of the Company, unlawful payment from corporate funds to governmental or municipal officials in their individual capacities for the purpose of affecting their action or the actions of the jurisdiction which they represent to obtain favorable treatment in securing business or licenses or to obtain special concessions of any kind whatsoever, or illegal payment from corporate funds to obtain or retain any business.

             (z)     WARRANTIES.   The Company has made adequate provision and
has adequately reserved for any warranty made by the Company (express or implied by law or otherwise) with respect to the products or services sold, distributed or licensed to its clients or clients.

             (aa) OFFICERS, DIRECTORS AND EMPLOYEES. Set forth on Schedule 2.1(aa) hereto is a true, correct and complete list of all of the officers, directors and employees of the Company as of the date hereof, including their respective names, titles, salaries and bonuses for the last five years. There are no employment agreements between the Company and any of the foregoing officers, directors and employees of the Company in effect as of the date hereof.

             (bb) LOANS TO OR FROM AFFILIATES. There exist no outstanding loans by the Company to any current or former officer, director, employee, consultant or Management Stockholders of the Company or any affiliate of any of the foregoing. There are no outstanding loans to the Company by any current or former officer, director, employee, consultant or Management Stockholders of the Company.

             (cc) CLIENTS, VENDORS, SUPPLIERS AND SERVICE PROVIDERS. Set forth on Schedule 2.1(cc) hereto is a true, correct and complete list of the clients, vendors, suppliers and service providers of the Company. Since June 30, 1996, there has not been any material adverse change in the business relationship of the Company with any of the persons or entities listed on
Schedule 2.1(cc).

             (dd)    BOOKS AND RECORDS.

                     (i) The books of account and other financial records of the Company are complete and correct and have been maintained in accordance with good business practices.

                     (ii) All material corporate action of the Company's board of directors (including any committees) and Stockholders of the Company since the date of the Company's incorporation has been authorized, approved and/or ratified in the minute books of the Company.

             (ee) BANK ACCOUNTS. Set forth on Schedule 2.1(ee) is a true, correct and complete list of the names of each bank, savings and loan, or other financial institution, at which the Company maintains any account (including any cash contribution or similar accounts) and the names of all persons authorized to draw thereon or who have access thereto. Schedule 2.1(ee) includes a true, correct and complete list of each credit or loan facility established and/or maintained by or on behalf of the Company and includes the amounts available to the Company under each such facility, the outstanding principal balance thereunder as of the date hereof, the interest rate applicable thereto and the maturity date thereof.

             (ff) AGREEMENTS WITH AFFILIATES. The Company is not a party to any instrument, license, lease or other agreement, written or oral, with any officer, director or Stockholders of the Company.

             (gg) ACCURACY OF INFORMATION FURNISHED. The Company and the Management Stockholders represent jointly and severally that no statement by the Company or the Management Stockholders set forth herein or in the exhibits or the schedules hereto, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of the Company or any Management Stockholders pursuant hereto or in connection with the consummation of the transactions contemplated hereby, contained, contains or will contain any untrue statement of a material fact, or omits, omitted or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     2.2 REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS. The Stockholders represent and warrant to Telscape as follows:

             (a) TITLE TO THE SHARES. Each Stockholder hereby represents and warrants that such Stockholder is the sole legal and beneficial owner of the number of shares of Company Common Stock as set forth in Schedule 2.2(a) to this Agreement, which shares, in the aggregate, represent all of the issued and outstanding shares of capital stock of the Company. Each Stockholder hereby represents and warrants that the issued and outstanding shares of Company Common Stock owned by such Stockholders are owned free of preemptive rights and free and clear of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, other than restrictions inherent in the exemptions from securities registration or qualification requirements under which Company Common Stock was issued to the Stockholders.

             (b) INVESTMENT PURPOSE. Each Stockholder represents that such Stockholders are acquiring the shares of Telscape Common Stock issuable to him pursuant hereto solely for his own account for investment purposes only and not with a view toward resale or distribution thereof other than pursuant to an effective registration statement or applicable exemption from the registration requirements of the Securities Act. Each Stockholder understands that such shares of Telscape Common Stock will be issued in reliance upon an exemption from the registration requirements of the Securities Act and that subsequent sale or transfer of such securities is prohibited absent registration or exemption from the provisions of the Securities Act. Each Stockholder hereby agrees that he will not sell, assign, transfer, pledge or otherwise convey any of the shares of Telscape Common Stock issuable to him pursuant hereto, except in compliance with the provisions of the Securities Act and in accordance with any transfer restrictions or similar terms set forth on the certificates representing such securities or otherwise set forth herein.

             (c) RECEIPT OF INFORMATION. The Stockholders have received copies (excluding exhibits) of all the following documents, in each case as filed with the SEC: (a) Telscape's Annual Report on Form 10 K for the year ended December 31, 1995 (the "1995 10 K"); (b) Telscape's Quarterly Report on Form 10 Q for the quarter ended March 31, 1996 (the "Latest 10 Q"); and (c) all Current Reports on Form 8 K filed by Telscape with the SEC since March 31, 1996 (collectively, the "SEC Filings"). The Stockholders have received all information concerning Telscape as they required in order to evaluate the terms and conditions of this Agreement, the Merger and Telscape Common Stock. The Stockholders have had the opportunity to ask any questions they might have concerning Telscape's operations and financial condition.

     2.3 REPRESENTATIONS AND WARRANTIES OF TELSCAPE. Telscape and Newco jointly and severally represent and warrant to the Company and the Stockholders as follows:

             (a) AUTHORIZATION. Each of Telscape and Newco has all requisite power and authority to execute, deliver and perform under this Agreement. This Agreement has been duly and validly executed and delivered by each of Telscape and Newco and, assuming that this Agreement is the valid and binding obligation of the Company and the Stockholders, is the valid and binding obligation of each of Telscape and Newco, enforceable against each in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

             (b) ORGANIZATION. Telscape is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. Telscape has the corporate power and authority to own and lease its properties and assets, and to carry on its business as it is now being conducted. Newco is a corporation duly organized, validly existing and in good standing under the laws of Texas and has full corporate power to own its properties and to properly conduct its business. Telscape is duly qualified to do business as a foreign corporation in each jurisdiction where it owns or leases real property or conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Telscape.

             (c) CAPITALIZATION. The number of authorized, issued and outstanding shares of capital stock of Telscape as of the date hereof is as set forth above in the recitals to this Agreement. The outstanding shares of Telscape Common Stock and Newco Stock have been duly authorized and validly issued and are fully paid and nonassessable. As of the date hereof, the number of shares of capital stock which Telscape is currently authorized to issue is adequate to permit Telscape to fulfill its obligations hereunder with respect to issuance of the shares of Telscape Common Stock to the Stockholders pursuant hereto. On the Closing Date, the shares of Telscape Common Stock issuable to the Stockholders pursuant to Subsection 1.1 will be duly authorized, validly issued, fully paid and nonassessable. As of the date hereof, there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the shares of Telscape Common Stock subject hereto.

             (d) NON CONTRAVENTION; CONSENTS. Neither the execution and delivery of this Agreement, nor consummation of the transactions contemplated hereby, does or will: (i) violate or conflict with any provision of the certificate of incorporation or bylaws of Telscape or Newco; (ii) violate or conflict with any material provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which either Telscape or Newco is a party or by which it or the property or assets which are material to its business or operation are bound, the effect of any of which violation would have a material adverse effect on the business, assets, operations, earnings, prospects (financial or otherwise) of the Company; (iii) violate or conflict with any other restriction to which Telscape or Newco is subject or by which any of the property or assets which are material to the business or operation of Telscape or Newco may be bound, the effect of any of which violation or conflict would have a material adverse effect on the business, assets, operations, earnings, prospects (financial or otherwise) of the Company; or (iv) constitute an event permitting termination of any agreement to which Telscape or Newco is subject by any other party thereto, if in any such circumstance such termination could have a materially adverse on the ability of Telscape to fulfill its respective obligations hereunder. Other than as provided herein, no consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement by Telscape or Newco and consummation by Telscape and Newco of any of the transactions contemplated hereby.

             (e) LITIGATION. There is no action, suit, proceeding or investigation pending against or related to Telscape or Newco to the best knowledge of Telscape and Newco, nor has Telscape or Newco been threatened with any such action, suit, proceeding or investigation, which would restrict the ability of either to perform its respective obligations hereunder or which would have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Telscape or Newco. To the best knowledge of Telscape, there are no grounds for or facts, events or circumstances which would form the basis of any such action that would cause or result in any such action, suit, proceeding or investigation or which is probable of assertion. Telscape is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Telscape or Newco.

             (f) ACCURACY OF INFORMATION FURNISHED. No statement by Telscape or Newco set forth herein or in the exhibits or the schedules hereto, and no material statement contained in Telscape's SEC filings, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of Telscape or Newco pursuant hereto or in connection with consummation of the transactions contemplated hereby, contained, contains or will contain any untrue statement of a material fact, or omitted, omits or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

             (g) COMPLIANCE WITH APPLICABLE LAW. Telscape has been and is in compliance with all foreign, federal, state and local laws, statutes, ordinances, rules and regulations (including, without limitation, the Securities Act and the Exchange Act) as of the date hereof, the failure to comply with which could materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Telscape or which would subject any officer or director of Telscape to civil or criminal penalties or imprisonment. Telscape has complied with the rules and regulations of all governmental agencies having authority over its business or its operations, including without limitation, agencies concerned with intra state and interstate commerce, occupational safety, environmental protection and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Telscape. Telscape has no knowledge of and has not received any notice of violation of any such rule or regulation during the two years prior to the date hereof which could result in any liability of Telscape for penalties or damages or which could subject it to any injunction or government writ, order or decree. To the best knowledge of Telscape, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Telscape, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Telscape.

     2.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Sections 2.1, 2.2 and 2.3 hereof shall survive until the close of business on the second anniversary of the Closing Date, provided that, notice or demand with respect to any alleged breach thereof is given as required pursuant to Article III hereof; and further provided that, with respect to claims for damages arising out of any misrepresentation or breach of warranty made by the Company and the Management Stockholders relating to taxes, notice shall have been given on or before the close of business on the sixtieth day following the later to occur of: (i) the expiration date of the statute of limitations applicable to any indemnified federal, state or local tax liability; and (ii) the final determination of any such tax liability, including the final administrative and/or judicial determination thereof.


                                   ARTICLE III

                                    COVENANTS

     3.1     COVENANTS OF THE COMPANY AND THE STOCKHOLDERS.

             (a) NOTIFICATION. Each of the Company and the Stockholders shall give prompt notice to Telscape of: (i) any notice or other communication received by the Company or such Stockholders prior to the Closing Date relating to a material default or an event which, with notice or lapse of time or both would become a material default under this Agreement or under any other material contract, agreement or instrument to which the Company is a party, by which it or any of its properties or assets are bound or to which it or any of its properties or assets are subject; (ii) any event which, with notice or lapse of time or both, would cause any warranty or representation of the Company or the Stockholders under this Agreement to be inaccurate, untrue, incomplete or misleading in any respect; (iii) any notice or other communication from any third party alleging that the consent of such third party was, is or may be required in connection with the transactions contemplated by this Agreement; and (iv) any material adverse change in the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company.

             (b) ADDITIONAL FINANCIAL STATEMENTS. Upon request, prior to and through the Closing Date, the Company shall furnish to Telscape within fifteen (15) calendar days after the end of each calendar month, an unaudited monthly balance sheet and statements of operations and retained earnings for the Company for each month ending after June 30, 1996.

             (c) ADDITIONAL SUMMARIES OF ACCOUNTS AND NOTES RECEIVABLE. Upon request, prior to and through the Closing Date, the Company shall deliver to Telscape, within fifteen (15) calendar days after the end of each calendar month, a summary of all Accounts Receivable (including a complete aging in such form as may be requested by Telscape) as of the end of each such calendar month for each month ending after June 30, 1996.

             (d) ADDITIONAL SUMMARIES OF ACCOUNTS PAYABLE. Upon request, prior to and through the Closing Date, the Company shall deliver to Telscape, within fifteen (15) calendar days after the end of each calendar month, a summary of all Accounts Payable as of the end of each such calendar month for each month ending after February 29, 1996.

             (e) CONDUCT OF BUSINESS; CERTAIN COVENANTS. Prior to and through the Closing Date, the Company shall conduct and operate its business and will not, without prior written consent of Telscape, which consent shall not be unreasonably withheld, take any action other than in accordance with the ordinary and usual course of business. The Company will use its best efforts to preserve intact its business, operation, organization and relationships with its employees, independent contractors, agents, suppliers, clients and others having business dealings with it. Prior to and through the Closing Date, without the prior written consent of Telscape, which consent shall not be unreasonably withheld, the Company shall not, and the Stockholders shall not permit the Company to:

                     (i)     amend its articles of incorporation or bylaws;

                     (ii) issue or otherwise grant or enter into any agreement relating to the issuance or grant of any stock options, warrants or other rights calling for or permitting the issue, transfer, sale or delivery of its capital stock;

                     (iii) pay or declare any cash dividend or other dividend or distribution with respect to its capital stock;

                     (iv) issue, transfer, sell or deliver any shares of its capital stock or any securities convertible into or exchangeable for, with or without additional consideration, such capital stock;

                     (v) redeem, purchase or otherwise acquire for any consideration any outstanding shares of its capital stock or any securities convertible into or exchangeable for, with or without additional consideration, such capital stock;

                     (vi) incur any indebtedness for borrowed money, except in the ordinary course of business or pursuant to existing agreements which the Company or the Stockholders have previously disclosed or made available to Telscape;

                     (vii) permit the occurrence or continuance of any material default under any material agreement to which the Company is a party;

                     (viii) make any acquisition of the capital stock or all or substantially all of the assets of any entity;

                     (ix) merge or consolidate with any corporation or enter into any joint venture arrangement with any third party;

                     (x) enter into any employment or similar contract with or increase the compensation payable to any officer or employee of the Company, except in the ordinary course of business of the Company and in a manner consistent with the Company's past practices;

                     (xi) alter, amend or otherwise modify any material term or provision of any material contract or agreement with any of its clients, suppliers or vendors;

                     (xii) adopt, amend or modify in any material respect or terminate any Benefit Plan, severance plan or collective bargaining agreement or make awards or distributions under any Benefit Plan or severance plan except in a manner consistent with the Company's past practices or as otherwise contemplated herein;

                     (xiii) sell, enter into any contract to sell or grant any option to purchase, any of its assets other than in the ordinary course of business;

                     (xiv) create, assume or permit to exist any lien, pledge, security interest, encumbrance or mortgage of any kind whatsoever on any of its properties or assets other than:

                             (1)  liens existing on the date hereof which the
Company or the Stockholders previously disclosed to Telscape or which are otherwise permitted hereby;

                             (B)  any mortgage, pledge, lien or other security
interest in or upon any property or asset hereafter acquired by the Company in the ordinary course of business, which mortgage, pledge, lien or other security interest is entered into contemporaneously with such acquisition to secure or provide for the payment of any part of the purchase price therefor, or the assumption by the Company of any mortgage, pledge, lien or other security interest in or upon any property or asset hereafter acquired by the Company which mortgage, pledge, lien or other security interest existed at the time of such acquisition; provided that, each such mortgage, pledge, lien or other security interest shall not extend to or cover any property or asset of the Company other than such property or asset hereafter acquired;

                             (C)  any mortgage, pledge, lien or other security
interest created for the sole purpose of renewing or refunding any mortgage, pledge, lien or other security interest allowed under clause (B) above; provided that, the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such renewal or refunding and that such renewed or refunded mortgage, pledge, lien or other security interest shall not extend the mortgage, pledge, lien or other security interest renewed or refunded to any additional property or asset;

                             (D)  the pledge by the Company of any property or
asset as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege, license or right;

                             (E)  a banker's lien or right of offset on funds
of the Company deposited with a lender or holder in the ordinary course of business in favor of any lender of funds or holder of the Company's commercial paper in the ordinary course of business;

                             (F)  liens for taxes, assessments and governmental
charges or levies imposed upon the Company or upon its income or profit, or upon any of its property or assets if the same shall not at the time be due or are being contested in good faith in appropriate proceedings; and

                             (G)  liens imposed by law, such as those of
carriers, warehousemen and mechanics, for sums not yet due or are being contested in good faith in appropriate proceedings.

                     (xv) except in the ordinary course of business, enter into any contract, including but not limited to assignments, licenses, transfers of exclusive rights, "work for hire" agreements, special commissions, employment contracts, purchase orders, sales orders, mortgages and security agreements, which:

                             (A)  contain a grant or other transfer, whether
present, retroactive, prospective or contingent, by the Company of any rights in any Intellectual Property;

                             (B)  contain a promise made by or to the Company
to pay any consideration, lump sum, royalty or other payment with respect to the acquisition, practice or use of any rights in any Intellectual Property;

                     (xvi) except in the ordinary course of business or arising out of or relating to this Agreement, initiate any legal proceedings involving the Company, including suits and administrative proceedings in the United States or any foreign country;

                     (xvii) file with any federal, state or local governmental agency or regulatory body, any cancellation, reduction, modification, change or amendment of or addition to any schedule of tariffs currently on file with such agency or regulatory body, or file with such governmental agency or regulatory body any schedule of tariffs for services which are not covered by the tariff schedules on file therewith as of the date hereof; or

                     (xviii) take any action that would cause any representation or warranty contained herein to be inaccurate, untrue, incomplete or misleading.

             (f) PROPOSALS; OTHER OFFERS. Prior to the Closing Date, neither the Company nor any Stockholders shall, directly or indirectly (whether through an employee, a representative, an agent or otherwise) solicit or encourage any inquiries or proposals, engage in negotiations for or consent to or enter into any agreement providing for the acquisition of the capital stock or all or any part of the assets (except in the ordinary course of business) or the business of the Company. The Company shall promptly notify Telscape upon its receipt or other knowledge of any such request, inquiry or proposal. Neither the Company nor any Stockholders shall, directly or indirectly (whether through an employee, a representative, an agent or otherwise) disclose any nonpublic information relating to the Company or afford access to any of the books, records or other properties of the Company to any person or entity that is considering, has considered or is making any such acquisition inquiry or proposal.

             (g) BEST EFFORTS AND COOPERATION; Further Assurances. Prior to the Closing Date, with the cooperation of Telscape where appropriate, the Company shall:

                     (i) timely comply with all filing requirements which federal, state or local law may impose on the Company with respect to the transactions contemplated by this Agreement;

                     (ii) use its diligent efforts to take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party (including, without limitation, any landlord or lessor of the Company and any party to whom notification is required to be delivered or from whom any form of consent is required) which is required to be filed or obtained by the Company in connection with the transactions contemplated by this Agreement;

                     (iii) make full and timely payment of all fees and annuities and take all other action appropriate to maintain in full force and effect any and all patent, trademark and service mark registrations and applications for registration owned by or controlled by the Company.

             (h) ACCESS TO ADDITIONAL AGREEMENTS AND INFORMATION. Prior to the Closing Date, the Company shall deliver to Telscape at Telscape's request any and all agreements, contracts, documents and other instruments material to the business or operation of the Company, including, without limitation, those to which the Company is a party and those by which any of its property or assets are bound and including without limitation, any and all materials referenced herein or in the schedules hereto.

     3.2     COVENANTS OF TELSCAPE COMPANIES.

             (a) NOTICE OF DEFAULTS. Telscape Companies shall give prompt notice to the Company and the Stockholders of: (i) any notice or other communication received by Telscape Companies prior to the Closing Date relating to a default hereunder or event which, with notice or lapse of time or both, would become a default hereunder or under any material contract, agreement or instrument to which Telscape is a party, by which it or any of its properties or assets are bound or to which it or any of its properties or assets are subject which would prevent the consummation of the transactions contemplated hereby; (ii) any event which, with notice or lapse of time or both, would cause any representation or warranty of Telscape under this Agreement to be inaccurate or misleading in any respect; (iii) any notice or other communication by any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement; and (iv) any adverse change in the business, assets, operations, earnings, prospects or conditions (financial or otherwise) of Telscape Companies.

             (b) THIRD PARTY CONSENTS. Each of Telscape Companies shall use its best efforts to obtain any consent, authorization or approval of, or exemption by, any governmental authority or agency or other third party required to be obtained or made by it in connection with this Agreement or the consummation of the transactions contemplated hereby.

             (c) BEST EFFORTS AND COOPERATION; FURTHER ASSURANCES. Prior to the Closing Date, with the cooperation of the Company and the Stockholders where appropriate, each of Telscape Companies shall:

                     (i) timely comply with all filing requirements which federal, state or local law may impose on Telscape or Newco with respect to the transactions contemplated by this Agreement;

                     (ii) use its diligent efforts to take all actions necessary to be taken, make any filing and obtain any consent, authorization or approval of or exemption by any governmental authority, regulatory agency or any other third party which is required to be filed or obtained by Telscape or Newco in connection with the transactions contemplated by this Agreement; and

                     (iii) not take any action that would cause any representation or warranty contained herein to be inaccurate, untrue, incomplete or misleading.

             (d) ACCESS TO ADDITIONAL INFORMATION AND AGREEMENTS. Prior to the Closing Date, each of Telscape Companies shall make available or otherwise deliver to the Company or the Stockholders, upon its or his request, any and all agreements, contracts, documents or other information material to its business or operations.

             (e) CONFIDENTIALITY. Prior to the Closing Date, or at all times hereafter in the event that the transactions contemplated hereby are not consummated or this Agreement is otherwise terminated, each of the parties hereto shall, except as may be otherwise required by applicable law, hold confidential all information obtained in connection with the transactions contemplated by this Agreement. In the event that this Agreement is terminated, each of the parties shall return to original owner all of such information as shall be in documentary or other tangible form, including all copies thereof.

     3.3 GOVERNMENTAL FILINGS AND CONSENTS. The Company, the Stockholders and Telscape Companies shall cooperate with one another in filing any necessary applications, reports or other documents with any federal or state agencies, authorities or bodies having jurisdiction with respect to the business of the Company or the transactions contemplated by this Agreement, and in seeking any necessary approval, consultation or prompt favorable action of, with or by any of such agencies, authorities or bodies.

     3.4 PUBLICITY. The Company and Telscape Companies will consult with each other party hereto prior to making, releasing or otherwise disseminating any public announcements with respect to the transactions contemplated by this Agreement. Any public announcements permitted hereunder shall be made only at such time and in such manner as the Company and the Stockholders (collectively acting as one) and Telscape Companies (collectively acting as one) shall mutually agree, except that any party hereto shall be free to make such public announcements, to comply with federal or state laws, provided that such announcement is simultaneously delivered to the other parties hereto.

     3.5     RIGHT TO INVESTIGATE.

             (a) OBLIGATION OF THE COMPANY AND THE STOCKHOLDERS. The Company shall afford to the officers and authorized representatives and agents of Telscape Companies, during what are currently the regular business hours of the Company and upon prior notice, free and full access to any office, warehouse, plant, property, inventory, accounts, books and records of the Company such as to afford Telscape Companies the full opportunity to make such investigations as it shall desire or deem appropriate with respect to the affairs of the Company. The officers of the Company shall furnish Telscape Companies with such additional financial and operating data and other information relating to the assets, property, business and operation of the Company as Telscape or Newco shall from time to time request.

             (b) EFFECTIVENESS OF REPRESENTATIONS NOTWITHSTANDING INVESTIGATION. Notwithstanding any party's undertaking or conduct of any investigation pursuant hereto, or any party's failure to so investigate, the representations, warranties and agreements of each of the parties hereto shall be operative and effective and shall survive the Closing Date to the extent previously set forth in Section 2.4. In the event that a party hereto becomes aware or knows prior to the Closing that a representation or warranty made herein by another party hereto is untrue, such party shall express such knowledge by written notice thereof to the party rendering such representation or warranty on or prior to the Closing Date. Knowledge on the part of Telscape on or prior to the Closing that a representation or warranty of the Company or the Stockholders is untrue or knowledge on the part of the Company or the Stockholders on or prior to the Closing Date that a representation or warranty of Telscape or Newco is untrue, shall render that specific representation or warranty inoperative and ineffective and such other party shall not have any liability in respect thereof pursuant to Article VI hereof; provided that, such knowledge is expressed by written notice thereof to the party rendering such representation or warranty on or prior to the Closing Date.



                                   ARTICLE IV

                                   CONDITIONS

     4.1 CONDITIONS TO OBLIGATIONS OF TELSCAPE COMPANIES. The obligation of each of Telscape Companies to consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by Telscape Companies to the extent permitted by applicable law:

             (a) NO MATERIAL ADVERSE CHANGE. Since June 30, 1996 no material adverse change in the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company, and no event which would materially and adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of the Company shall have occurred.

             (b) COPIES OF RESOLUTIONS. At the Closing, the Company shall have furnished Telscape with certified copies of resolutions duly adopted by the board of directors of the Company and the Stockholders authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable the Company to comply with the terms of this Agreement.

             (c) OPINION OF COMPANY'S AND STOCKHOLDERS' COUNSEL. The Company and the Stockholders shall have furnished Telscape Companies, at the Closing, with an opinion of Sonfield & Sonfield, counsel to the Company and the Stockholders, dated as of the Closing Date, substantially in the form attached hereto as Exhibit 4.1(c).

             (d) ACCURACY OF REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF COVENANTS. Each of the representations and warranties of the Company and the Stockholders set forth in this Agreement was true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. The Company and the Stockholders shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by the Company and the Stockholders at or prior to the Closing Date.

             (e) DELIVERY OF OFFICERS' CERTIFICATES. The Company and the Management Stockholders shall have delivered to Telscape Companies certificates, dated the Closing Date, and signed by the President of the Company (with respect to the Company), and by the Management Stockholders individually (as Stockholders of the Company), representing and affirming that:
(i) the representations and warranties made by each of the Company and the Stockholders were and are true, correct and complete as required by Subsection 4.1(d) above and the conditions set forth in Section have been satisfied. The Company shall also have delivered a certificate signed by the Secretary of the Company with respect to the authority and incumbency of the officers of the Company executing this Agreement and any documents required to be executed or delivered in connection therewith.

             (f) DELIVERY OF STOCK CERTIFICATES. At the Closing, the Stockholders shall have delivered to Newco certificates representing all of the issued and outstanding capital stock of the Company, which certificates shall be properly endorsed in blank or shall be accompanied by a properly executed stock power.

             (g) CONSENTS AND WAIVERS. On or prior to the Closing Date, any and all necessary consents, authorizations, orders or approvals described in Subsection 3.1 above shall have been obtained, except as the same shall have been waived by Telscape Companies.

             (h) LITIGATION. On the Closing Date, there shall be no effective injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to the Company or the Stockholders issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby or making consummation thereof unduly burdensome to the Company or the Stockholders. On the Closing Date and immediately prior to consummation of the transactions contemplated by this Agreement, no proceeding or lawsuit shall have been commenced, be pending or have been threatened by any governmental or regulatory agency or authority or any other person with respect to the transactions contemplated by this Agreement.

             (i) DELIVERY OF DOCUMENTS AND OTHER INFORMATION. Prior to the Closing Date, the Company shall have delivered to Telscape Companies all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement, or otherwise reasonably requested by Telscape.

     4.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY AND THE STOCKHOLDERS. The obligations of the Company and the Stockholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by the Company and/or the Stockholders to the extent permitted by law:

             (a) COPIES OF RESOLUTIONS. At the Closing, each of Telscape Companies shall have furnished the Company with certified copies of resolutions duly adopted by the respective boards of directors of Telscape Companies authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable each of Telscape Companies to comply with the terms of this Agreement.

             (b) OPINION OF COUNSEL TO TELSCAPE. Telscape Companies shall have furnished the Company and the Stockholders, at the Closing, with an opinion of De Martino Finkelstein Rosen & Virga, counsel to Telscape Companies, dated as of the Closing Date, substantially in the form attached hereto as
Exhibit 4.2(b).

             (c) ACCURACY OF REPRESENTATIONS AND WARRANTIES; PERFORMANCE OF COVENANTS. Each of the representations and warranties of Telscape Companies was true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. Each of Telscape Companies shall have performed and complied with in all material respects all agreements and covenants required by this Agreement to be performed by Telscape at or prior to the Closing Date.

             (d) DELIVERY OF OFFICERS' CERTIFICATES. Telscape and Newco shall have delivered to the Company and the Stockholders certificates, dated the Closing Date and signed by the President of each of Telscape and Newco, affirming that: (i) the representations and warranties of each of Telscape and Newco as set forth in Section 2.3 of this Agreement and referred to in Subsection 4.2(c) above were and are true, correct and complete as required by Subsection 4.2(c) above; and (ii) the conditions set forth in this Section have been satisfied. Telscape and Newco shall also have delivered a certificate signed by the Secretary of Telscape and Newco, respectively, with respect to the authority and incumbency of the officers of each of Telscape and

Newco executing this Agreement and any documents required to be executed or delivered in connection therewith.

             (e) STOCK CERTIFICATES. At the Closing, Telscape shall have issued and Newco shall have delivered to the Stockholders certificates representing the shares of Telscape Common Stock issuable pursuant hereto, which certificates shall be in the name of the respective Stockholders.

             (f) CONSENTS AND WAIVERS. On or prior to the Closing Date, any and all necessary consents, authorizations, orders or approvals described in Subsection 3.2 above shall have been obtained, except as the same shall have been waived by the Company and the Stockholders.

             (g) LITIGATION. On the Closing Date, there shall be no effective injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to Telscape or Newco issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated herein or making the consummation thereof unduly burdensome to Newco. On the Closing Date and immediately prior to consummation of the transactions contemplated by this Agreement, no proceeding or lawsuit shall have been commenced, be pending or have been threatened or by any governmental or regulatory agency or authority or any other person with respect to the transactions contemplated by this Agreement.


                                    ARTICLE V

                             INDEMNIFICATION AND CLAIMS

     5.1     INDEMNIFICATION BY THE COMPANY AND THE STOCKHOLDERS.

             (a) Subject to Section 5.1(b) hereof, the Company and the Stockholders hereby agree, severally, to indemnify and hold harmless Telscape and Newco (collectively, the "Indemnified Parties") against and in respect of all damages, claims, losses and expenses (including, without limitation, reasonable attorneys' fees and disbursements) reasonably incurred by Telscape and Newco (all such amounts may hereinafter be referred to as the "Damages") arising out of: (i) any misrepresentation or breach of any warranty made by the Company or the Stockholder (as the case may be) pursuant to the provisions of this Agreement or in any statement, certificate or other document furnished by the Company or such Stockholder pursuant to this Agreement; and (ii) the nonperformance or breach of any covenant, agreement or obligation of the Company or any Stockholder contained in this Agreement which has not been waived by Telscape and Newco collectively. No Stockholder shall have the right to seek contribution from the Company in the event that such Stockholder is required to make any payments hereunder.

             (b) The Company and the Stockholders shall be obligated to indemnify the Indemnified Parties pursuant to this Section 5.1 with respect to claims for Damages as to which the Indemnified Parties shall have given written notice to the Company and the Stockholders on or before the close of business on the sixtieth day following the second anniversary of the Closing Date. The Company and the Stockholders shall be obligated to indemnify the Indemnified Parties with respect to claims for Damages arising out of any misrepresentation or breach of warranty made by the Company or such Stockholder(s), as the case may be, as to which the Indemnified Parties shall have given notice on or before the close of business on the sixtieth day following the later of: (i) the expiration date of the statute of limitations applicable to any indemnified federal, state, foreign or local tax liability; or (ii) the final determination of any such tax liability, including the final administrative and/or judicial determination thereof.

     5.2 CLAIMS AGAINST INDEMNIFIED PARTY. With respect to claims or demands by third parties, whenever an Indemnified Party shall have received notice that such a claim or demand has been asserted or threatened which, if valid, would be subject to indemnification under Section 5.1 hereof, such Indemnified Party shall as soon as reasonably possible and in any event within thirty (30) days of receipt of such notice, notify the Company and the Stockholders of such claim or demand and of all relevant facts within its knowledge which relate thereto. The Company and/or the Stockholders shall then have the right at their own expense to undertake the defense of any such claims or demands utilizing counsel selected by the Company or the Stockholders, as the case may be, and approved by Telscape and Newco, which approval shall not be unreasonably withheld. In the event that the Company or any Stockholder should fail to give notice of the intention to undertake the defense of any such claim or demand within sixty (60) days after receiving notice that it has been asserted or threatened, Telscape and Newco shall have the right to defend, satisfy and discharge the same by payment, compromise or otherwise and shall give written notice of any such payment, compromise or settlement to the Company and the Stockholders.

     5.3 RIGHT OF OFFSET. In the event that the Company or any Stockholders may be required to pay monies in indemnification to any Indemnified Party pursuant to any indemnification provision of this Agreement, such Indemnified Party shall have the right to offset any amounts which are owed to it in indemnification by the Company or the Stockholders against any amounts which are payable by such Indemnified Party to the Company or the Stockholders, as the case may be, provided however, that nothing set forth in this section shall relieve the Indemnified Party of its obligations hereunder.

     5.4     INDEMNIFICATION BY TELSCAPE AND NEWCO.

             (a) Subject to Section 5.4(b) hereof, Telscape hereby jointly and severally agrees to indemnify and hold harmless the Stockholders against and in respect of all damages, claims, losses and expenses (including without limitation, reasonable attorneys' fees and disbursements) reasonably incurred by the Stockholders with respect thereto (all such amounts may hereinafter be referred to as "Stockholders Damages") arising out of: (i) any misrepresentation or breach of any warranty made by Telscape or Newco pursuant to the provisions of this Agreement or in any statement, certificate or other document furnished by Telscape or Newco pursuant to this Agreement; and (ii) the nonperformance or breach of any covenant, agreement or obligation of Telscape or Newco which has not been waived by the Stockholders.

             (b) Telscape or Newco shall be obligated to indemnify any Stockholder pursuant to this Section 5.4 only with respect to claims for Stockholders Damages as to which such Stockholder shall have given written notice to Telscape and Newco on or before the close of business on the sixtieth day following the second anniversary of the Closing Date.

             (c) In any case where Telscape and Newco have indemnified any Stockholders for any Stockholders Damages and a Stockholders recovers from a third party all or any part of the amount so indemnified by Telscape or Newco, the Stockholders shall promptly reimburse to Telscape the amount so recovered.

     5.5 CLAIMS AGAINST THE STOCKHOLDERS. With respect to claims or demands by third parties, whenever the Stockholders shall have received notice that such a claim or demand has been asserted or threatened, which, if valid, would be subject to indemnification under Section 5.4 hereof, the Stockholders shall as soon as reasonably possible and in any event within thirty (30) days of receipt of such notice, notify Telscape and Newco of such claim or demand and of all relevant facts within its knowledge which relate thereto. Telscape and/or Newco shall have the right at their own expense to undertake the defense of any such claim or demand utilizing counsel selected by Telscape or Newco and approved by the Stockholders. In the event that either Telscape or Newco should fail to give notice of its intention to undertake the defense of any such claim or demand within sixty (60) days after receiving notice that it has been asserted or threatened, the Stockholders shall have the right to defend, satisfy and discharge the same by payment, compromise or otherwise and shall give written notice of any such payment, compromise or settlement to Telscape and Newco.

     5.6 RIGHT OF OFFSET. In the event that any Indemnified Party may be required to pay monies in indemnification to the Company and/or the Stockholders pursuant to any indemnification provision of this Agreement, the Company and/or the Stockholders shall have the right to offset any amounts which are owed to either party in indemnification by the Indemnified Parties against any amounts which are payable by either the Company and/or the Stockholders to either Indemnified Party, as the case may be; provided, however, that nothing set forth in this section shall relieve either the Company and/or the Stockholders of either's obligations hereunder.


                                   ARTICLE VI

            TERMINATION AND REMEDIES FOR BREACH OF THIS AGREEMENT

     6.1 TERMINATION BY MUTUAL AGREEMENT. This Agreement may be terminated at any time prior to the Closing by unanimous consent of the parties hereto, provided that such consent to terminate is manifested in writing and is signed by each of the parties hereto.

     6.2 TERMINATION FOR FAILURE TO CLOSE. This Agreement may be terminated by any of the parties hereto if the Closing shall not have occurred by August 31, 1996, provided that, the right to terminate this Agreement pursuant to this section shall not be available to any party whose failure to fulfill any of its obligations hereunder has been the cause of or resulted in the failure to consummate the transactions contemplated hereby by the foregoing date.

     6.3 TERMINATION BY OPERATION OF LAW. This Agreement may be terminated by any of the parties hereto if, in the reasonable opinion of counsel to the respective parties hereto, there shall be any statute, rule or regulation that renders consummation of the transactions contemplated hereby illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and nonappealable.

     6.4 TERMINATION FOR FAILURE TO PERFORM COVENANTS OR CONDITIONS. This Agreement may be terminated prior to the Closing Date:

             (a) by Telscape or Newco if: (i) any of the representations and warranties made in this Agreement by the Company or the Stockholders shall not be true and correct, when made or at any time prior to consummation of the transactions contemplated hereby as if made at and as of such time; (ii) any of the conditions set forth in Section hereof have not been fulfilled or waived by the Closing Date; (iii) the Company or the Stockholders shall have failed to observe or perform any of their respective obligations under this Agreement; or
(iv) as otherwise set forth herein; or

             (b) by the Company or the Stockholders if: (i) any of the representations and warranties of Telscape or Newco shall not be true and correct when made or at any time prior to consummation of the transactions contemplated hereby as if made at and as of such time; (ii) any of the conditions set forth in Section hereof have not been fulfilled by the Closing Date; (iii) Telscape shall have failed to observe or perform any of its respective material obligations under this Agreement; or (iv) as otherwise set forth herein.

     6.5 EFFECT OF TERMINATION OR DEFAULT; REMEDIES. In the event of termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any Non Defaulting Party (as defined below). The foregoing shall not relieve any Defaulting Party from liability for damages actually incurred as a result of such party's breach of any term or provision of this Agreement.

     6.6 REMEDIES; SPECIFIC PERFORMANCE. In the event that any party shall fail or refuse to consummate the transactions contemplated by this Agreement (except pursuant to Sections 6.1, 6.2 or 6.3 above) or if any default under or breach of any representation, warranty, covenant or condition of this Agreement on the part of any party (the "Defaulting Party") shall have occurred that results in the failure to consummate the transactions contemplated hereby, then in addition to the other remedies provided herein, the non defaulting party (the "Non Defaulting Party") shall be entitled to seek and obtain money damages from the Defaulting Party and/or may seek to obtain an order of temporary or permanent injunctive relief or specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that, the Non Defaulting party seeking any injunctive relief or specific performance such protection must file its request with such court within forty five (45) days after it becomes aware of the Defaulting Party's failure, refusal, default or breach and further provided, that in no event shall a Defaulting Party be liable for special, incidental or consequential damages. In addition, the Non Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and attorneys' fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.


                                  ARTICLE VII

                                 MISCELLANEOUS

     7.1 FEES AND EXPENSES. The Stockholders and the Company shall respectively pay their own and the Company's expenses and Telscape and Newco shall pay its own expenses incident to negotiation, execution, delivery and performance of the terms of this Agreement and the consummation of the transactions contemplated hereby.

     7.2 MODIFICATION, AMENDMENTS AND WAIVER. The parties hereto may amend, modify or otherwise waive any provision of this Agreement by unanimous consent, provided that such consent and any amendment, modification or waiver is in writing and is signed by each of the parties hereto.

     7.3 ASSIGNMENT. None of the Company, the Stockholders, Telscape or Newco shall have the authority to assign its respective rights or obligations under this Agreement without the prior written consent of the other parties hereto, except that Telscape or Newco may assign all or any portion of its respective rights hereunder without the prior written consent of the Company or the Stockholders to any affiliate of Telscape or Newco (including any wholly owned subsidiary), and the Company and the Stockholders shall execute such documents as are necessary in order to effectuate such assignments.

     7.4 BURDEN AND BENEFIT. This Agreement shall be binding upon and, to the extent permitted in this Agreement, shall inure to the benefit of the parties and their respective successors and assigns. In the event of a default by the Company or any Stockholders of any of their respective obligations hereunder, the sole and exclusive recourse and remedy of Telscape or Newco shall be against the Company and/or the Stockholders, as the case may be, and any of the Company's or the Stockholders' assets; under no circumstances shall any officer or director of the Company be liable in law or equity for any obligations of the Company or the Stockholders hereunder. In the event of a default by Telscape or Newco of any of its respective obligations hereunder, the sole and exclusive recourse and remedy of the Stockholders and the Company shall respectively be against Telscape or Newco and its assets; under no circumstances shall any officer, director, Stockholders or affiliate of Telscape or Newco be liable in law or equity for any obligations of Telscape or Newco hereunder.

     7.5 BROKERS. The Company and the Stockholders represent and warrant to Telscape and/or Newco that there are no brokers or finders entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of the Company or the Stockholders or any other person in connection with this Agreement or any of the transactions contemplated hereby. In consideration of services performed in connection with the transactions contemplated hereby, Telscape has agreed to pay (and has agreed to assume all responsibility to pay) a finders fee to Benchmark Equity Group, Inc. which shall be the sole obligation of Telscape. Telscape and Newco represent and warrant to the Company and the Stockholders that no other broker or finder is entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of Telscape in connection with this Agreement or any of the transactions contemplated hereby, other than fees or commissions for which Telscape shall be solely responsible.


     7.6 ENTIRE AGREEMENT. This Agreement and the exhibits, lists and other documents referred to herein contain the entire agreement among the parties hereto with respect to the transactions contemplated hereby and supersede all prior agreements with respect thereto, whether written or oral.

     7.7 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without regard, however, to such jurisdiction's principles of conflicts of laws.

     7.8 NOTICES. Any notice, request, instruction or other document to be given hereunder by any party hereto shall be in writing and delivered personally, by facsimile transmission or telex, or sent by commercial overnight delivery service or registered or certified mail (return receipt requested), postage prepaid, addressed as follows:

             If to the Company
             or the Stockholders:
                                  -------------------------
                                  -------------------------
                                  -------------------------
                                  -------------------------
                                  -------------------------
                                  -------------------------
                                  -------------------------
                                  -------------------------

             with a copy to:      Sonfield & Sonfield
                                  770 South Post Oak Lane
                                  Houston, Texas  77056
                                  Facsimile:  (713) 877-1547
                                  Attention:  Robert L. Sonfield, Esquire

             If to Telscape:      Telscape International, Ltd.
                                  433 E. Las Colinas Boulevard, Suite 815
                                  Irving, Texas  75039
                                  Attn:
                                  Facsimile: (214) 831-8723
                                  E Mail:  104376.2410@compuserve.com
             with a copy to:      De Martino Finkelstein Rosen & Virga
                                  1818 N Street, N.W., Suite 400
                                  Washington, D.C.  20036
                                  Attn:  Ralph V. De Martino, Esq.
                                  Facsimile:  (202) 659 1290
                                  E Mail:  dfrvlaw@aol.com

or to such other persons or addresses as may be designated in writing by the party to receive such notice. If sent as aforesaid, the date any such notice shall be deemed to have been delivered on the date of transmission of a facsimile or telex, the day after delivery to a commercial overnight delivery service, or five days after delivery into a United States Postal facility.


     7.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute but one agreement.

     7.10 RIGHTS CUMULATIVE. All rights, powers and privileges conferred hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law. Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party's right to demand exact compliance with any of the terms or provisions hereof.

     7.11 SEVERABILITY OF PROVISIONS. The provisions of this Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

     7.12 HEADINGS. The headings set forth in the articles and sections of this Agreement and in the exhibits and the schedules to this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

     7.13 KNOWLEDGE STANDARD. When used in this Agreement, the phrase "to the best knowledge of," "knowledge of," "known to" or similar phrases shall mean the actual knowledge of: (i) with respect to Telscape and Newco, the officers and directors of each of Telscape and Newco; (ii) with respect to the Company, the officers and directors of the Company; and (iii) with respect to the Stockholder, such stockholder(s).


                                   * * * * *

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date and year first above written.


ATTEST:                             POLISH TELEPHONES AND MICROWAVE
                                     CORPORATION
     (SEAL)


------------------------------      By:
                                       --------------------------------
                                        Chief Executive Officer


ATTEST:                             ORION NEWCO, INC.

     (SEAL)


------------------------------      By:
                                       --------------------------------
                                        Chief Executive Officer


ATTEST:                             ORION COMMUNICATIONS, INC.

     (SEAL)


------------------------------      By:
                                       --------------------------------
                                        Chief Executive Officer


WITNESS:                            THE STOCKHOLDERS





------------------------------      By:
                                       --------------------------------


WITNESS:





------------------------------      By:
                                       --------------------------------